UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2019

CARDIFF LEXINGTON CORP.

(Exact name of registrant as specified in its charter)

Florida	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 E. Las Olas Blvd., Suite 1400 Ft. Lauderdale, FL 33301 (Address of principal executive offices) (zip code)

(844)-628-2100 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 20, 2019, Cardiff Lexington Corp., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) whereby an investor (the “Investor”) agreed to purchase from the Company, up to 1,065 shares of Series R Convertible Preferred Stock (“Series R Preferred”), deliverable in multiple closings with a maximum of 100 shares deliverable at each closing, for a purchase price of $1,000 per share, subject to the satisfaction of certain closing conditions being met. The first closing under the Securities Purchase Agreement occurred on November 20, 2019, whereby 165 shares of Series R Preferred, including 50 shares representing a commitment fee, were issued to the Investor and $115,000 was funded to the Company, in accordance with the Securities Purchase Agreement. The aggregate maximum purchase price of the unissued Series R Preferred is $900,000.

Pursuant to the Securities Purchase Agreement, the Company will register with the Securities and Exchange Commission for resale the shares of common stock underlying the Series R Preferred, with the second closing pursuant to the Securities Purchase Agreement to occur no later than the first business day following the date of effectiveness of such registration statement, and subsequent closings to occur in 30-day increments thereafter.

The Company utilized the services of Kraft Capital Management, a FINRA-registered finder, for the Securities Purchase Agreement. In connection with the first closing pursuant to the Securities Purchase Agreement, the Company paid such finder an aggregate cash fee of $6,000.

The Securities Purchase Agreement contains such representations, warranties and covenants as are typical for a transaction of this nature.

The foregoing provides only a brief description of the material terms of the Securities Purchase Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of Securities Purchase Agreement, filed as an exhibit to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein (the “Securities”) was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by us which did not involve a public offering; (b) there were a small number of recipients; (c) there were no subsequent or contemporaneous public offerings of the Securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individuals and the Company; and (f) each recipient of the Securities is an accredited investor.

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Item 5.03.	Amendments to Articles of Incorporations or Bylaws; Change in Fiscal Year

On November 19, 2019, the Company received confirmation from the Secretary of State of the State of Florida of the acceptance of the Amendment to the Company’s Articles of Incorporation (the “Amendment to Articles”), which established the Series R Preferred and set forth the designations, rights and preferences thereof, as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Articles of Incorporation and bylaws (the “Certificate of Designations”).

The Certificate of Designations authorizes 1,015 shares of Series R Preferred. Each share of the Series R Preferred has a stated value of $1,200, and is convertible into shares of the Company’s common stock in an amount to be calculated by dividing the stated value of such share of Preferred Stock by the lower of (a) $0.001, or (b) the lowest daily VWAP for the Company’s common stock for the twenty (20) Trading Days immediately preceding the date of such conversion (subject to adjustment as provided in the Certificate of Designations) at any time at the option of the holder, provided that the holder will be prohibited from converting Series R Preferred Stock into shares of the Company's common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of the Company's common stock then issued and outstanding. Each share of Preferred Stock shall be entitled to receive cumulative dividends 12% per annum, payable quarterly, beginning on the date of issuance and ending on the date that such share of Preferred Share has been converted or redeemed. The Series R Preferred will vote together with the common stock on an as-converted basis. Pursuant to a “most favored nation” clause, subject to certain terms and conditions, the holder of Series R Preferred will be entitled to exchange shares of Series R Preferred for securities in a new financing on a $1.00 for $1.00 basis.

The foregoing description of the terms of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to such exhibit. The Certificate of Designations is filed as Exhibit 3.1 to this report and is incorporated herein

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series R Convertible Preferred Stock*
10.1	Form of Securities Purchase Agreement*

___________________

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIFF LEXINGTON CORP.

Date: November 25, 2019	By:	/s/ Daniel R Thompson
Daniel R Thompson
Chairman

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